Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

Monthly Operating Report

For the Period March 1st, 2010 to March 31st, 2010

REQUIRED DOCUMENTS	Form No.

Debtors Consolidating Schedule of Receipts and Disbursements	MOR-1

Debtors Consolidating Schedule of Operating Receipts and Disbursements	MOR-1a

Schedule of Cash Disbursements by Debtor Entity	MOR-2

Schedule of Debtors Bank Account Balances	MOR-3

Schedule of Professional Fees Paid	MOR-4

Declaration Regarding the Reconciliation of the Debtors Bank Accounts	MOR-5

Debtors Consolidating Balance Sheet	MOR-6

Debtors Consolidating Statement of Operations	MOR-7

Declaration Regarding the Status of Post-Petition Taxes of the Debtors	MOR-8

Combined Listing of Post-Petition Aged Accounts Payable	MOR-9

Combined Listing of Aged Accounts Receivable	MOR-10

Summary of Debtors Post-Petition Inter-Company Receivables and Payables	MOR-11

Debtors Questionnaire	MOR-12

Supplement to Debtors Questionnaire	MOR-12a

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ William G. Harvey	April 30th , 2010
Signature of Authorized Individual*	Date

Executive Vice President &
William G. Harvey	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized Individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Abitibibowater Inc., et al.,

NOTES TO THE MONTHLY OPERATING REPORT

1.	Background and Basis of Presentation: On April 16, 2009 and December 21, 2009, Abitibibowater, Inc. (“ABI” or the “Company”) and certain of its U.S. and Canadian subsidiaries (collectively, the “Debtor Entities”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “U.S. Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). On April 17, 2009, certain of the Company’s Canadian subsidiaries also filed to reorganize (the “Canadian Petition”) under the Companies’ Creditors Arrangement Act (“CCAA”) in the Superior Court of Justice in Canada, Province of Quebec, District of Montreal (the “Canadian Court”). Certain U.S. and Canadian legal entities, as well as some operations, (“Non-Debtor Affiliates”) were not included in the Chapter 11 filings and will continue to operate outside of the Chapter 11 process.

The unaudited financial statements included herein include the accounts and results of operations of the U.S. filed debtors. The information contained in this Monthly Operating Report (“MOR”) is provided to fulfill the reporting requirements set forth by the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment.

In accordance with U.S. generally accepted accounting principles (GAAP), the Company has applied American Institute of Certified Public Accountant’s Statement of Position (“SOP”) 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), in preparing the financial statements. SOP 90-7 requires that the financial statements, for periods subsequent to the Chapter 11 filing, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the bankruptcy proceedings, are recorded in reorganization items on the accompanying unaudited statements of operations. In addition, pre-petition obligations that may be impacted by the bankruptcy reorganization process have been classified on the unaudited balance sheet at March 31st, 2010 as Liabilities Subject to Compromise.

These financial statements are not intended to be prepared in conformity with U.S. GAAP, because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements. The information contained in this MOR: (a) has not been audited or reviewed by independent registered public accountants, (b) is limited to the time period indicated, and (c) is not intended to reconcile to the consolidated financial statements filed by the Company in its Annual Report on Form 10-K for the Year ended December 31, 2009 (“2009 Form 10-K”) filed with the Securities and Exchange Commission (“SEC”) on March 31st , 2010, or with consolidated financial statements in subsequently filed Quarterly Reports on Form 10-Q.

Preparation of the MOR requires management to make estimates and assumptions about future events that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. The Company cannot determine future events and their effects with certainty, particularly while the Chapter 11 cases are proceeding. Therefore, the determination of estimates requires the exercise of judgment based on various assumptions, and other factors such as historical experience, current and expected economic conditions, and in some cases, actuarial calculations. The Company constantly reviews these significant factors and makes adjustments when appropriate.

The statement of operations and cash flows presented in the MOR for any interim period are not necessarily indicative of the results that may be expected for a full quarter, full year, or any future interim period. While every effort has been made to assure the accuracy and completeness of this MOR, errors or omissions may have inadvertently occurred and the Company reserves the right to amend the MOR as necessary. In particular, the Company is in the process of reconciling its pre-petition and post-petition liabilities, as well as its liabilities subject to compromise and not subject to compromise, and such amounts are subject to reclassification and/or adjustment in the future.

For the reasons discussed above, the Company cautions readers not to place undue reliance upon information contained in the MOR. For further information, refer to the Company’s consolidated financial statements and footnotes included in its 2009 Form 10-K filed with the SEC on March 31st, 2010 and other filings with the SEC.

2.	DIP Credit Facility: In connection with the commencement of the Chapter 11 proceedings, on April 16, 2009 the Company and certain of its affiliates filed a motion with the U.S. Court seeking approval to enter into a post petition credit agreement (the “DIP Credit Agreement”). On April 17, 2009, the U.S. Court granted interim approval of the DIP Credit Agreement. Final approval of the DIP Credit Agreement was granted by the U.S. Court on June 4, 2009.

The DIP Credit Agreement, as amended, provides for a term loan in the aggregate principal amount of up to USD $360,000,000, consisting of USD $166,000,000 for term loan borrowings of the US Borrowers, and a USD $40,000,000 term loan for borrowings of Bowater Canada ( the “Initial Loan”), plus subject to further approval from the Bankruptcy Court only after notice and a further hearing, an incremental USD $154,000,000 which may be advanced after the date of this order (the Incremental Facility).

The use of proceeds under the DIP Credit Agreement may be used for: (a) working capital; (b) other general corporate purposes of the Bowater Debtors; (c) payment of any related transaction costs, fees and expenses; (d) the payment of Adequate Protection Obligations; and (e) the costs of administration of these cases. On April 20th and 21st, the company drew down the current available amount of the DIP agreement.

3.

MOR-1 and MOR-1a: The detail presented in MOR-1 represents the total receipts and disbursements, taken directly from the debtors’ bank statements, for the period March 1st, 2010 through March 31st, 2010. The beginning and ending balances are also reported directly from the bank statements. Due to the nature of the debtor’s cash management system, the actual operating receipts and disbursements are captured within the numbers presented. MOR-1a breaks out the operating receipts and disbursements. Major categories of disbursements have been listed. The Company continues to refine the process by which items in the “Other” category are identified. These refinements will appear in subsequent month MORs.

4.	Significant Accounting Policies: The significant accounting policies are consistent with those listed in the Company’s 2009 Form 10-K filed with the SEC on March 31st, 2010.

5.

Liabilities Subject to Compromise: SOP 90-7 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject to Compromise may be subject to future adjustments, depending on court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Certain accounts included in the Liabilities Subject to Compromise may be entitled to administrative expense priority under section 503(b)(9) of the Bankruptcy Code. As of March 31st, 2010, the components of Liabilities Subject to Compromise consisted of:

Unsecured Debt	$2,997,836,713

Accounts Payable	100,909,326

OPEB & Pension	741,107,967
Liabilities Subject to Compromise	$3,839,854,006

Under the Bankruptcy Code, the Debtors generally must assume or reject pre-petition executory contracts, including but not limited to real property leases, subject to the approval of the Bankruptcy Courts and certain other conditions. In this context, “assumption” means that the company agrees to perform its obligations and cure all existing defaults under the contract or lease, and “rejection” means that it is relieved from its obligations to perform further under the contract or lease, but is subject to a pre-petition claim for damages for the breach thereof subject to certain limitations. Any damages resulting from rejection of executory contracts that are permitted to be recovered under the Bankruptcy Code will be treated as Liabilities Subject to Compromise unless such claims were secured prior to the Petition Date.

Since the Petition Date, the Company has received Court approval to reject a number of leases and other executory contracts of various types. The Company is reviewing all of its executory contracts and unexpired leases to determine which additional contracts and leases it will reject. The Company expects that additional Liabilities Subject to Compromise will arise due to rejection of executory contracts, including leases, and from the determination of the U.S. Court (or agreement by parties in interest) of allowed claims for contingencies and other disputed amounts. The Company also expects that the assumption of additional executory contracts and unexpired leases will convert certain of the liabilities shown on the accompanying financial statements as subject to compromise to post-petition liabilities. Due to the uncertain nature of many of the potential claims, the Company cannot project the magnitude of such claims with any degree of certainty.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-1

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the period of March 1, 2010 through March 31, 2010

(Dollars in Thousands)

	All Debtor’s Grand Totals	AbitibiBowater Inc. 09-11296	AbitibiBowater US Holding LLC 09-11297	Donohue Corp. 09-11298	Abitibi Consolidated Sales Corporation (ACSC) 09-11299	Abitibi- Consolidated Alabama Corporation 09-11300	Alabama River Newsprint Company (ARNC) 09-11301	Abitibi- Consolidated Corporation 09-11302	Augusta Woodlands, LLC 09-11303	Tenex Data Inc. 09-11304	Abitibi- Consolidated Finance LP 09-11305
		No Accounts	No Accounts			No Accounts				No Accounts
Beginning Cash Balance	$482,388	$—	$—	$701	$8,787	$—	$1,918	$199	$273	$—	$51
Total Cash Receipts	$881,526	$—	$—	$—	$174,828	$—	$42	$12,659	$—	$—	$—
Total Cash Disbursements	$(899,742)	$—	$—	$—	$(177,176)	$—	$(78)	$(12,240)	$—	$—	$—

Ending Cash Balance	$464,172	$—	$—	$701	$6,439	$—	$1,882	$618	$273	$—	$51

	Bowater Newsprint South LLC 09-11306	Bowater Newsprint South Operations LLC 09-11307	Bowater Finance II, LLC 09-11308	Bowater Alabama LLC 09-11309	Coosa Pines Golf Club, LLC 09-11310	Bowater Incorporated 09-11311	Catawba Property Holdings LLC 0911312	Bowater Finance Company Inc. 09-11314	Bowater South American Holdings, Inc. 09-11315	Bowater America Inc. (BAI) 09-11316	Lake Superior Forest Products Inc. 09-11317
			No Accounts		No Accounts		No Accounts		No Accounts	No Accounts
Beginning Cash Balance	$1	$12	$—	$1,002	$—	$445,609	$—	$3	$—	$—	$95
Total Cash Receipts	$—	$1	$—	$860	$—	$478,215	$—	$—	$—	$—	$43
Total Cash Disbursements	$—	$(12)	$—	$(1,706)	$—	$(487,763)	$—	$—	$—	$—	$(137)

Ending Cash Balance	$1	$1	$—	$156	$—	$436,060	$—	$3	$—	$—	$1

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-1 (Continued)

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the period of March 1, 2010 through March 31, 2010

(Dollars in Thousands)

	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid- States Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp	ABH LLC 1	ABH Holding Company LLC
	09-11319	09-11320	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11329	09-11330	09-11331	09-14485	09-14487
									No Accounts			No Accounts	No Accounts
Beginning Cash Balance	$3	$664	$0	$21,944	$346	$41	$735	$1	$—	$2	$1	$—	$—
Total Cash Receipts	$—	$0	$—	$214,450	$402	$—	$26	$—	$—	$—	$—	$—	$—
Total Cash Disbursements	$(1)	$(0)	$(0)	$(220,239)	$(389)	$(0)	$(0)	$(0)	$—	$(0)	$(0)	$—	$—

Ending Cash Balance	$2	$664	$0	$16,156	$358	$41	$762	$1	$—	$2	$1	$—	$—

Notes:

(1)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks and therefore the ending cash balance on MOR-1 may not agree with the ending cash balance on MOR-6. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(2)	Receipts and disbursements include all cash transactions from bank statements including all activity within the accounts of a Debtor, and activity to and from affiliated Debtors.
(3)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-1a

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of March 1, 2010 through March 31, 2010

(Dollars in Thousands)

	All Debtor’s Grand	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation (ACSC)	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company (ARNC)	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP	Bowater Newsprint South LLC
	Totals	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305	09-11306
Total Cash Receipts	$323,822	$—	$—	$—	$109,242	$—	$—	$5,752	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$38,406	$254	$—	$—	$—	$—	$48	$985	$—	$—	$—	$—
Non-Payroll Labor	$8,412	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Raw Materials	$70,430	$—	$—	$—	$—	$—	$—	$7,142	$—	$—	$—	$—
Utilities (6)	$11,895	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Freight	$14,769	$—	$—	$—	$511	$—	$—	$—	$—	$—	$—	$23
SG&A	$16,095	$—	$—	$—	$785	$—	$—	$—	$—	$—	$—	$—
Supplies	$15,257	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rent	$73	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$779	$—	$—	$—	$638	$—	$—	$—	$—	$—	$—	$—
Interest	$8,358	$—	$—	$—	$4,667	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$18,384	$—	$—	$—	$1,585	$—	$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$202,858	$254	$—	$—	$8,186	$—	$48	$8,128	$—	$—	$—	$23

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1-a excludes $ 1.2 billion of intercompany cash settlements, and $49.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.
(6)	$5.787 mil. of utility costs relating to debtor 09-11322 for February were misclassified to Debtor 09-11324 in February and therefore correctly reclassified in March.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-1a (continued)

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of March 1, 2010 through March 31, 2010

(Dollars in Thousands)

	Bowater Newsprint South Operations LLC	Bowater Finance II, LLC	Bowater Alabama LLC	Coosa Pines Golf Club, LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings, Inc.	Bowater America Inc. (BAI)	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated
	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317	09-11319	09-11320
Total Cash Receipts	$1	$—	$860	$—	$169,532	$—	$—	$—	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$1,152	$—	$2,741	$—	$17,100	$—	$—	$—	$1,087	$—	$—	$—
Non-Payroll Labor	$243	$—	$—	$—	$7,080	$—	$—	$—	$—	$—	$—	$—
Raw Materials	$578	$—	$—	$—	$41,310	$—	$—	$—	$—	$—	$—	$—
Utilities (6)	$293	$—	$—	$—	$11,375	$—	$—	$—	$—	$—	$—	$—
Freight	$14	$—	$4	$—	$11,249	$—	$—	$—	$203	$—	$—	$—
SG&A	$93	$—	$—	$—	$12,709	$—	$—	$—	$—	$—	$—	$—
Supplies	$817	$—	$—	$—	$12,380	$—	$—	$—	$—	$—	$—	$—
Rent	$—	$—	$—	$—	$73	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$—	$—	$—	$—	$141	$—	$—	$—	$—	$—	$—	$—
Interest	$—	$—	$—	$—	$2,614	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$2	$—	$—	$—	$1,671	$—	$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$3,194	$—	$2,745	$—	$117,702	$—	$—	$—	$1,289	$—	$—	$—

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1-a excludes $ 1.2 billion of intercompany cash settlements, and $49.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.
(6)	$5.787 mil. of utility costs relating to debtor 09-11322 for February were misclassified to Debtor 09-11324 in February and therefore correctly reclassified in March.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-1a (continued)

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of March 1, 2010 through March 31, 2010

(Dollars in Thousands)

	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid- States Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp	ABH LLC 1	ABH Holding Company LLC
	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11329	09-11330	09-11331	09-14485	09-14487
Total Cash Receipts	$—	$38,435	$—	$—	$—	$—	$—	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$—	$15,035	$—	$—	$—	$—	$—	$3	$—	$—	$—
Non-Payroll Labor	$—	$1,089	$—	$—	$—	$—	$—	$1	$—	$—	$—
Raw Materials	$—	$21,398	$—	$—	$—	$—	$—	$—	$—	$—	$—
Utilities (6)	$—	$5,992	$(5,787)	$—	$—	$—	$—	$22	$—	$—	$—
Freight	$—	$2,765	$—	$—	$—	$—	$—	$—	$—	$—	$—
SG&A	$—	$2,508	$—	$—	$—	$—	$—	$1	$—	$—	$—
Supplies	$—	$2,060	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rent	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest	$—	$1,077	$—	$—	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$—	$15,125	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$—	$67,048	$(5,787)	$—	$—	$—	$—	$27	$—	$—	$—

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1- a excludes $ 1.2 billion of intercompany cash settlements, and $49.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.
(6)	$5.787 mil. of utility costs relating to debtor 09-11322 for February were misclassified to Debtor 09- 11324 in February and therefore correctly reclassified in March.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-2

Schedule of Cash Disbursements by Debtor Entity

(Dollars in Thousands)

Debtor Entity	Notes	Bankruptcy Case Number	Disbursements for the Period March 1, 2010 to March 31, 2010 (1)
AbitibiBowater Inc.		09-11296	$254
AbitibiBowater US Holding LLC	(2)	09-11297	$—
Donohue Corp.	(2)	09-11298	$—
Abitibi Consolidated Sales Corporation (ACSC)		09-11299	$8,186
Abitibi-Consolidated Alabama Corporation	(2)	09-11300	$—
Alabama River Newsprint Company (ARNC)		09-11301	$48
Abitibi-Consolidated Corporation		09-11302	$8,128
Augusta Woodlands, LLC	(2)	09-11303	$—
Tenex Data Inc.	(2)	09-11304	$—
Abitibi-Consolidated Finance LP	(2)	09-11305	$—
Bowater Newsprint South LLC		09-11306	$23
Bowater Newsprint South Operations LLC		09-11307	$3,194
Bowater Finance II, LLC	(2)	09-11308	$—
Bowater Alabama LLC		09-11309	$2,745
Coosa Pines Golf Club, LLC	(2)	09-11310	$—
Bowater Incorporated		09-11311	$117,702
Catawba Property Holdings LLC	(2)	09-11312	$—
Bowater Finance Company, Inc.	(2)	09-11314	$—
Bowater South American Holdings, Inc.	(2)	09-11315	$—
Bowater America Inc. (BAI)		09-11316	$1,289
Lake Superior Forest Products Inc.	(2)	09-11317	$—
Bowater Canada Finance Corporation	(2)	09-11319	$—
Bowater Canadian Holdings Incorporated	(2)	09-11320	$—
AbitibiBowater Canada Inc.	(2)	09-11321	$—
Bowater Canadian Forest Products Inc. (3)		09-11322	$67,048
Bowater Maritimes Inc. (3)	(2)	09-11324	$(5,787)
Bowater LaHave Corporation	(2)	09-11325	$—
Bowater Canadian Limited	(2)	09-11326	$—
Bowater Nuway Inc.	(2)	09-11328	$—
Bowater Nuway Mid-States Inc.		09-11329	$27
Bowater Ventures Inc.	(2)	09-11330	$—
AbitibiBowater US Holding 1 Corp	(2)	09-11331	$—
ABH LLC 1	(2)	09-14485	$—
ABH Holding Company LLC	(2)	09-14487	$—
Total Disbursements			$202,858

Notes:

(1)	Disbursement amounts in the bank accounts include all payments issued during the period, excluding inter-company cash settlements and transfers between accounts of $ 1.2 billion, and $ 49.0 million in currency exchange. Any disbursements made in Canadian Dollars have been converted to USD at month-end exchange rates.
(2)	Indicates Debtor entities that have no disbursements or have disbursements of $500 or less to report during the period.
(3)	$5.787 mil. of utility costs relating to debtor 09-11322 for February were misclassified to Debtor 09-11324 in February and therefore correctly reclassified in March.

re: Abitibibowater Inc.	Chapter 11
Case No. 09-11296
Debtor

MOR-3

Schedule of Debtors Bank Account Balances

(Currency in Thousands)

Case #		Debtor Entity	Bank Name	Bank Account Ending In:	Curr	Bank Balance @ March 31, 2010
09	11298	Donohue Corp (DNC)	Bank of America	6296	USD	$701
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1568	USD	$6,185
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1576	USD	$110
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	6171	USD	$—
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2316	USD	$2
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2696	USD	$143
09	11301	Alabama River Newsprint Company	Regions	8852	USD	$31
09	11301	Alabama River Newsprint Company	Regions	8852-I	USD	$1,851
09	11301	Alabama River Newsprint Company	Regions	6609	USD	$—
09	11301	Alabama River Newsprint Company	Regions	2789	USD	$—
09	11301	Alabama River Newsprint Company	Regions	5391	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	6482	USD	$60
09	11302	Abitibi-Consolidated Corporation	Bank of America	9128	USD	$1
09	11302	Abitibi-Consolidated Corporation	Bank of America	2704	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	8511	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	0430	USD	$518
09	11302	Abitibi-Consolidated Corporation	Bank of America	0429	USD	$17
09	11302	Abitibi-Consolidated Corporation	Bank of America	7832	USD	$0
09	11302	Abitibi-Consolidated Corporation	Bank of America	9656	USD	$0
09	11302	Abitibi-Consolidated Corporation	Bank of America	2388	USD	$22
09	11303	Augusta Woodlands LLC	Wachovia	7669	USD	$—
09	11303	Augusta Woodlands LLC	Bank of America	3020	USD	$273
09	11305	Abitibi-Consolidated Finance LP	CIBC	4615	USD	$51
09	11306	Bowater Newsprint South LLC	Wachovia	7229	USD	$1
09	11307	Bowater Newsprint South Ops (BNSO)	Regions Bank	9429	USD	$1
09	11309	Bowater Alabama (BALI)	Coosa Pines Federal Credit Union	2022	USD	$156
09	11311	Bowater Incorporated (BI)	Wachovia	9066	USD	$19,675
09	11311	Bowater Incorporated (BI)	Wachovia	3394	USD	$—
09	11311	Bowater Incorporated (BI)	Wachovia	7224	USD	$2
09	11311	Bowater Incorporated (BI)	Wachovia London	8026	USD	$1
09	11311	Bowater Incorporated (BI)	Wachovia London	8036	GBP	$4,971
09	11311	Bowater Incorporated (BI)	Wachovia London	8166	EUR	$6,406
09	11311	Bowater Incorporated (BI)	Bank of America	2618	USD	$3,329
09	11311	Bowater Incorporated (BI)	Bank of America	5097	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	0687	USD	$184
09	11311	Bowater Incorporated (BI)	Wells Fargo	3255	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3274	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3289	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3293	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	3002	USD	$380,427
09	11311	Bowater Incorporated (BI)	Bank of New York	5679	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	5229	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	6153	USD	$627
09	11311	Bowater Incorporated (BI)	Regions Bank	3536	USD	$6
09	11311	Bowater Incorporated (BI)	BB&T	1324	USD	$78
09	11311	Bowater Incorporated (BI)	BB&T	6446	USD	$55
09	11311	Bowater Incorporated (BI)	SunTrust	1261	USD	$34
09	11311	Bowater Incorporated (BI)	JPMorgan Chase	4478	USD	$167
09	11311	Bowater Incorporated (BI)	Arrowpoint Fed CU	2195	USD	$274
09	11311	Bowater Incorporated (BI)	Carolina First	2882	USD	$1
09	11311	Bowater Incorporated (BI)	Wachovia	9438	USD	$15,000

re: Abitibibowater Inc.	Chapter 11
Case No. 09-11296
Debtor

MOR-3

Schedule of Debtors Bank Account Balances

(Currency in Thousands)

Case #		Debtor Entity	Bank Name	Bank Account Ending In:	Curr	Bank Balance @ March 31, 2010
09	11314	Bowater Finance Company Inc.	Wachovia	7062	USD	$3
09	11317	Lake Superior Forest Products Inc.	Bank of America	1105	USD	$1
09	11319	Bowater Canada Finance Corporation	Wachovia	7892	USD	$0
09	11319	Bowater Canada Finance Corporation	Wachovia	9074	USD	$1
09	11319	Bowater Canada Finance Corporation	Wachovia	7143	USD	$1
09	11320	Bowater Canadian Holdings Incorporated	Wachovia	9382	USD	$652
09	11320	Bowater Canadian Holdings Incorporated	Toronto Dominion	5387	CAD	$12
09	11321	AbitibiBowater Canada Inc.	Wachovia	7711	USD	$0
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0135	USD	$1,909
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2181	CAD	$1,920
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0811	CAD	$9
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5945	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	8611	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5990	USD	$770
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	9511	CAD	$1,246
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	7609	CAD	$609
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	1445	USD	$364
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2392	USD	$263
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	4845	USD	$413
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	6782	CAD	$3,210
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9460	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9428	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9444	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7762	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	8039	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	3089	CAD	$343
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7746	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7754	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	0351	USD	$593
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	3801	USD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	0364	USD	$124
09	11322	Bowater Canadian Forest Products (BCFPI)	Banque Nationale du Canada	0027	CAD	$1,555
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Nova Scotia	5412	CAD	$1
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Nova Scotia	4114	CAD	$1,388
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia	9531	USD	$0
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia London	8036	GBP	$705
09	11322	Bowater Canadian Forest Products (BCFPI)	Lloyds of London	2394	GBP	$329
09	11322	Bowater Canadian Forest Products (BCFPI)	Lloyds of London	9992	GBP	$15
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5982	USD	$66
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5889	CAD	$297
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	8603	CAD	$—
09	11325	Bowater LaHave Corporation	Wachovia	6638	USD	$41
09	11326	Bowater Canadian Limited	CIBC	5917	CAD	$20
09	11326	Bowater Canadian Limited	CIBC	6918	CAD	$753
09	11328	Bowater Nuway Inc (BEN)	Wachovia	6806	USD	$1
09	11330	Bowater Ventures Inc	Wachovia	9612	USD	$1
09	11330	Bowater Ventures Inc	Wachovia	7148	USD	$1
09	11331	AbitibiBowater US Holding 1 Corp	Wachovia	9155	USD	$1

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-4

Schedule of Professional Fees and Expenses Paid (1)

For the Period March 1, 2010 to March 31, 2010

Professional Firm	Amount Paid This Period	Cumulative Amount Paid
Paul, Weiss, Rifkind, Wharton & Garrison LLP	$556,528	$6,191,247
Young Conaway Stargatt & Taylor, LLP	$140,870	$862,155
Deloitte Tax LLP		$1,274,037
Ernst & Young LLP		$735,653
Troutman Sanders LLP	$69,462	$1,097,095
PricewaterhouseCoopers LLP, U.S.		$1,282,254
Huron Consulting LLC	$673,771	$2,991,973
Blackstone Advisory Services L.P.		$3,004,516
Hogan Hartson LLP		$69,220

Totals	$1,440,631	$17,508,150

Notes:
(1) Professional fees include payments to professionals or consultants not in the ordinary course.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-5

Declaration Regarding the Reconciliation of the Debtors’ Bank Accounts

As of March 31st, 2010

William G. Harvey hereby declares under penalty of perjury:

1.	I am the Executive Vice President and Chief Financial Officer for Abitibibowater Inc, et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	I am authorized to submit this Declaration of behalf of the Debtors.

3.	I hereby certify that the bank accounts of the Debtor and all affiliated Debtors are reconciled on a regular and timely basis.

Dated: April 30th, 2010	Respectfully submitted,

/s/ William G. Harvey
	By:	William G. Harvey
	Title:	Executive Vice President & Chief Financial Officer

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-6

Debtor Consolidating Balance Sheet

As of March 31st, 2010

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP	Bowater Newsprint South LLC
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305	09-11306
ASSETS
Cash and Cash Equivalents	(3,701)	—	701,342	94,342	—	1,869,482	(1,836,782)	273,430	—	51,052	—
Receivables Net	—	—	—	4,807,830	4,524,305	388,302	13,781,833	—	—	—	—
Inventories	—	—	—	30,708,469	—	923,179	1,346,083	—	—	—	—
Prepaid Expense and Other	—	—	—	(523,092)	—	6,480	1,246,676	—	—	—	—
Note Receivables from Affiliates	377,858,469	—	514,058,674	277,576,119	—	—	92,000,000	—	—	36,310,682	—
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	377,854,768	—	514,760,016	312,663,668	4,524,305	3,187,443	106,537,810	273,430	—	36,361,734	—

Plant and Equipment	—	—	—	8,893,386	898,483	14,942,658	42,616,874	24,877	—	—	—
Less Accumulated Depreciation	—	—	—	(7,559,472)	(898,483)	(9,442,658)	(11,426,018)	—	—	—	—
Plant and Equipment - Net	—	—	—	1,333,914	—	5,500,000	31,190,856	24,877	—	—	—

Goodwill / Intangible Assets	—	—	—	33,398	—	—	36,677	—	—	—	—
Investment in Subsidiaries	3,155,282,839	688,900,001	1,257,832,309	357,150,241	36,002,166	—	31,483,052	—	—	—	—
Other Assets	11,903,520	992	—	14,342,778	—	—	43,465,472	—	—	—	—
Total Assets	3,545,041,127	688,900,993	1,772,592,325	685,523,999	40,526,471	8,687,443	212,713,867	298,307	—	36,361,734	—

LIABILITIES AND SHAREHOLDERS' EQUITY
Trade Accounts Payable	—	—	—	4,741,084	(4,257,217)	(1,678,173)	5,447,969	(2)	—	—	—
Accrued Liabilites	6,375,678	—	(40,993,493)	81,996,037	(8,519)	301,964	18,335,442	—	—	—	—
Current Portion of Long Term Debt	—	—	—	—	—	—	—	—	—	—	—
Due to Affiliates	94,790,213	—	35,711,059	(87,911,228)	(12,423,995)	(157,840)	344,937,227	(4,371,680)	—	(14,271,022)	24,800,000
Income Tax Payable	(30,588,546)	(11,987,501)	9,284,916	(6,880,222)	(3,999,490)	—	(5,535,918)	(17,890)	—	—	—
Total Current Liabilities	70,577,345	(11,987,501)	4,002,482	(8,054,329)	(20,689,221)	(1,534,049)	363,184,720	(4,389,572)	—	(14,271,022)	24,800,000

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	1	(1)	—	19,806,234	(1)	(4,804,701)	113,012,640	—	—	(1)	2,000,000
Deferred Income Taxes	(1,670,339)	(11,797,935)	(135,769,440)	(41,114,383)	26,782,890	—	(202,989,475)	—	—	—	77,447,000
Liabilities Subject to Compromise
Debt	296,279,094	—	—	—	—	—	—	—	—	8,746,673	—
Debt Affiliate	725,156,300	787,337,635	—	467,364,064	262,575,505	—	—	—	—	—	—
Accounts Payable	—	—	—	6,803,104	—	3,405,382	4,743,231	—	—	—	—
Other	3,720,827	—	—	138,822,764	—	25,584,341	5,706,582	—	—	—	—
Total Liabilities	1,094,063,228	763,552,198	(131,766,958)	583,627,454	268,669,173	22,650,973	283,657,698	(4,389,572)	—	(5,524,350)	104,247,000

Shareholder Equity - Net	2,450,977,899	(74,651,205)	1,904,359,283	101,896,545	(228,142,702)	(13,963,530)	(70,943,831)	4,687,879	—	41,886,084	(104,247,000)
Total Liabilities and Shareholders' Equity	3,545,041,127	688,900,993	1,772,592,325	685,523,999	40,526,471	8,687,443	212,713,867	298,307	—	36,361,734	—

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of March 31st, 2010

	Bowater Newsprint South Operations LLC	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated
	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317	09-11319	09-11320
ASSETS
Cash and Cash Equivalents	1,929	—	156,359	—	425,004,158	—	2,714	—	—	1,066	607	664,047
Receivables Net	12,981,456	—	9,774,838	—	79,792,882	—	—	—	114,392,310	—	—	—
Inventories	10,557,039	—	34,586,827	—	98,007,258	—	—	—	(490,881)	—	—	—
Prepaid Expense and Other	780,336	—	5,146,778	—	27,613,476	—	—	—	—	—	—	—
Note Receivables from Affiliates	—	—	—	—	1,059,071,200	—	30,060,355	—	—	—	—	46,795,938
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	24,320,760	—	49,664,802	—	1,689,488,974	—	30,063,069	—	113,901,429	1,066	607	47,459,985

Plant and Equipment	376,926,205	—	463,839,048	1,792,022	2,591,975,932	—	—	—	3,403,000	—	—	—
Less Accumulated Depreciation	(197,522,829)	—	(213,675,175)	(1,537,753)	(1,933,534,269)	—	—	—	(3,403,000)	—	—	—
Plant and Equipment - Net	179,403,376	—	250,163,873	254,269	658,441,663	—	—	—	—	—	—	—
Goodwill / Intangible Assets	—	—	—	—	—	—	—	—	9,100,000	—	—	—
Investment in Subsidiaries	—	—	—	—	2,624,217,961	—	(3,010,119)	—	9,425,831	87,629,261	818,915,994	2,789,462,558
Other Assets	—	—	—	—	61,746,962	—	—	—	—	—	1,225,459	—
Total Assets	203,724,136	—	299,828,675	254,269	5,033,895,560	—	27,052,950	—	132,427,260	87,630,327	820,142,060	2,836,922,543

LIABILITIES AND SHAREHOLDERS' EQUITY
Trade Accounts Payable	1,187,299	—	6,895,626	—	27,846,417	—	—	—	2,808,750	—	—	—
Accrued Liabilites	4,370,136	—	11,497,098	8,700	69,781,015	—	—	—	1,956,742	(11,980,000)	—	(425,940)
Current Portion of Long Term Debt	—	—	—	—	163,894,737	—	—	—	—	—	—	—
Due to Affiliates	22,084,370	—	(137,528,116)	(262,440)	(790,003,962)	—	(11,188)	—	728,208,270	77,060,538	491,760	1,369,812
Income Tax Payable	—	—	—	—	43,054,170	—	—	—	—	—	—	(1)
Total Current Liabilities	27,641,805	—	(119,135,392)	(253,740)	(485,427,623)	—	(11,188)	—	732,973,762	65,080,538	491,760	943,871

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	81,680	—	915,725	—	(32,635,937)	—	(1)	—	(1)	—	(1)	3
Deferred Income Taxes	(5,396,946)	—	56,995,190	(55,865)	4,330,121	—	—	—	3,391,729	10,063,421	29,203,514	—
Liabilities Subject to Compromise
Debt	4,583,540	—	—	—	1,605,546,414	—	—	—	—	—	665,118,221	—
Debt Affiliate	—	—	—	—	506,390,439	—	—	—	—	—	—	107,550,478
Accounts Payable	2,431,311	—	12,484,710	—	34,037,876	—	—	—	—	—	—	—
Other	9,072,862	—	62,847,404	6	308,105,624	—	—	—	—	—	—	—
Total Liabilities	38,414,252	—	14,107,637	(309,599)	1,940,346,914	—	(11,189)	—	736,365,490	75,143,959	694,813,494	108,494,352

Shareholder Equity - Net	165,309,884	—	285,721,038	563,868	3,093,548,646	—	27,064,139	—	(603,938,230)	12,486,368	125,328,566	2,728,428,191

Total Liabilities and Shareholders' Equity	203,724,136	—	299,828,675	254,269	5,033,895,560	—	27,052,950	—	132,427,260	87,630,327	820,142,060	2,836,922,543

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of March 31st, 2010

	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-states Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	ABH LLC 1	ABH Holding Company LLC	Grand Total
	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331	09-14485	09-14487
ASSETS
Cash and Cash Equivalents	3,397	30,373,496	335,699	41,029	761,666	1,265	—	1,316	—	—	—	458,497,913
Receivables Net	—	78,827,235	50,754	—	—	—	—	—	—	—	—	319,321,745
Inventories	—	106,781,043	222,965	—	—	—	136,211	—	—	—	—	282,778,193
Prepaid Expense and Other	—	4,948,111	(885)	—	—	—	87,135	—	—	—	—	39,305,015
Note Receivables from Affiliates	—	485,919,823	—	—	—	482,838,923	—	—	—	250,919,443	—	3,402,490,183
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	3,397	706,849,708	608,533	41,029	761,666	482,840,188	223,346	1,316	—	250,919,443	—	4,502,393,049

Plant and Equipment	—	1,710,206,519	7,259,074	—	—	—	21,391,975	—	—	—	—	5,244,170,053
Less Accumulated Depreciation	—	(1,212,330,018)	(2,187,378)	—	—	—	(18,473,025)	—	—	—	—	(3,611,990,078)
Plant and Equipment - Net	—	497,876,501	5,071,696	—	—	—	2,918,950	—	—	—	—	1,632,179,975

Goodwill / Intangible Assets	—	46,899,000	—	—	—	—	—	—	—	—	—	56,069,075
Investment in Subsidiaries	1,641,734,485	966,860,642	—	79,809,309	7,665,635	5,100,000	—	820,283	—	—	250,919,443	14,555,282,448
Other Assets	—	119,044,371	(23,553,559)	—	—	—	—	—	—	—	—	228,175,995
Total Assets	1,641,737,882	2,337,530,222	(17,873,330)	79,850,338	8,427,301	487,940,188	3,142,296	821,599	—	250,919,443	250,919,443	20,974,100,542

LIABILITIES AND SHAREHOLDERS' EQUITY
Trade Accounts Payable	—	23,952,791	28,738	—	—	1	33	—	—	—	—	66,973,316
Accrued Liabilites	6,002	79,210,191	601,739	—	—	15,809	64,771	—	—	—	—	221,113,372
Current Portion of Long Term Debt	—	42,105,263	—	—	—	—	—	—	—	—	—	206,000,000
Due to Affiliates	6,090,289	(153,995,863)	50,619,020	—	14,771	(2,254,618)	73,555,753	128,110	—	—	—	256,669,240
Income Tax Payable	1	548,673	156	—	118,916	—	—	—	—	—	—	(6,002,736)
Total Current Liabilities	6,096,292	(8,178,945)	51,249,653	—	133,687	(2,238,808)	73,620,557	128,110	—	—	—	744,753,192

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	(1)	102,395,167	(27,950,840)	—	(1)	(2)	95,200	—	—	—	—	172,915,162
Deferred Income Taxes	22,365,341	35,493	137,534	—	(116,450)	(794,126)	8,388,413	—	—	—	—	(160,564,313)
Liabilities Subject to Compromise												—
Debt	—	417,562,771	—	—	—	—	—	—	—	—	—	2,997,836,713
Debt Affiliate	329,334,714	369,645,632	156,580,541	—	—	—	—	—	—	—	—	3,711,935,308
Accounts Payable	—	35,535,738	1,336,612	—	—	50,347	81,015	—	—	—	—	100,909,326
Other	—	143,841,842	43,332,896	(1)	—	(3)	72,823	—	—	—	—	741,107,967
Total Liabilities	357,796,346	1,060,837,698	224,686,396	(1)	17,236	(2,982,592)	82,258,008	128,110	—	—	—	8,308,893,355

Shareholder Equity - Net	1,283,941,536	1,276,692,524	(242,559,726)	79,850,339	8,410,065	490,922,780	(79,115,712)	693,489	—	250,919,443	250,919,443	12,665,207,187

Total Liabilities and Shareholders’ Equity	1,641,737,882	2,337,530,222	(17,873,330)	79,850,338	8,427,301	487,940,188	3,142,296	821,599	—	250,919,443	250,919,443	20,974,100,542

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7

Debtor Consolidating Statement of Operations

For the Period March 1st, 2010 to March 31st, 2010

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP	Bowater Newsprint South LLC
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305	09-11306
Statement of Operations
Sales - Net	—	—	—	110,146,056	—	80,108	(10,270)	—	—	—	—
Cost of Sales	—	—	—	109,656,191	—	(6,543)	(161,332)	—	—	—	—
Gross Profit (Loss)	—	—	—	489,865	—	86,651	151,062	—	—	—	—
Operating Expenses
Selling, General and Administrative	10,539,013	—	2,500	(1,933,002)	1,250	—	—	—	—	—	1,300,000
Research and Development	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	—	—	—	166,667	—	—	4,365	—	—	—	—
Total Operating Expenses	10,539,013	—	2,500	(1,766,335)	1,250	—	4,365	—	—	—	1,300,000
Operating Income (Loss)	(10,539,013)	—	(2,500)	2,256,200	(1,250)	86,651	146,697	—	—	—	(1,300,000)

Interest Income (Expense)	—	—	—	(264,271)	—	343	(3,373)	—	—	(102,150)	—
Other Income (Expense) Net	(279,920)	37	1,011,312	4,632,486	(4,371)	(49,230)	(676)	—	—	98,559	—
Equity in Earnings of Subs	—	—	—	—	—	—	—	—	—	—	—
Income Before Taxes	(10,818,933)	37	1,008,812	6,624,415	(5,621)	37,764	142,648	—	—	(3,591)	(1,300,000)

Income Tax Expense	—	—	—	—	—	—	—	—	—	—	—

Net Income before Discontinued Operations	(10,818,933)	37	1,008,812	6,624,415	(5,621)	37,764	142,648	—	—	(3,591)	(1,300,000)
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	(10,818,933)	37	1,008,812	6,624,415	(5,621)	37,764	142,648	—	—	(3,591)	(1,300,000)

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period March 1st, 2010 to March 31st, 2010

	Bowater Newsprint South Operations LLC	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.
	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317
Statement of Operations
Sales - Net	11,293,092	—	19,503,949	—	76,972,198	—	—	—	88,549,298	—
Cost of Sales	11,029,493	—	22,246,828	(3,113)	65,611,970	—	—	—	90,196,096	—
Gross Profit (Loss)	263,599	—	(2,742,879)	3,113	11,360,228	—	—	—	(1,646,798)	—
Operating Expenses
Selling, General and Administrative	42,507	—	88,537	—	(6,177,752)	—	—	—	1,687,673	—
Research and Development	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	—	—	—	—	4,575,054	—	—	—	—	—
Total Operating Expenses	42,507	—	88,537	—	(1,602,698)	—	—	—	1,687,673	—
Operating Income (Loss)	221,092	—	(2,831,416)	3,113	12,962,926	—	—	—	(3,334,471)	—
Interest Income (Expense)	(173)	—	(125)	—	(3,130,464)	—	—	—	(3,312)	(20)
Other Income (Expense) Net	(3,419)	—	(35,015)	—	(6,676,527)	—	—	—	(41,333)	49,557
Equity in Earnings of Subs	—	—	—	—	—	—	—	—	—	(174,400)
Income Before Taxes	217,500	—	(2,866,556)	3,113	3,155,935	—	—	—	(3,379,116)	(124,863)

Income Tax Expense	—	—	—	—	—	—	—	—	31,667	—

Net Income before Discontinued Operations	217,500	—	(2,866,556)	3,113	3,155,935	—	—	—	(3,347,449)	(124,863)
Discontinued Operations	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	217,500	—	(2,866,556)	3,113	3,155,935	—	—	—	(3,347,449)	(124,863)

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period March 1st to March 31st, 2010

	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-states Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	ABH LLC 1	ABH Holding Company LLC	Grand Total
	09-11319	09-11320	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331	09-14485	09-14487
Statement of Operations
Sales - Net	—	—	—	59,532,869	(11,400)	—	—	—	(810)	—	—	—	—	366,055,090
Cost of Sales	—	—	—	64,751,072	(419,736)	—	—	70	52,842	—	—	—	—	362,953,838
Gross Profit (Loss)	—	—	—	(5,218,203)	408,336	—	—	(70)	(53,652)	—	—	—	—	3,101,252
Operating Expenses
Selling, General and Administrative	—	—	—	1,111,719	—	—	—	—	1,213	—	—	—	—	6,663,658
Research and Development	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	—	—	—	2,600,923	—	—	—	—	—	—	—	—	—	7,347,009
Total Operating Expenses	—	—	—	3,712,642	—	—	—	—	1,213	—	—	—	—	14,010,667
Operating Income (Loss)	—	—	—	(8,930,845)	408,336	—	—	(70)	(54,865)	—	—	—	—	(10,909,415)

Interest Income (Expense)	(3,975,178)	(599,005)	(31)	(3,120,384)	(430,703)	(462)	(5)	—	—	(31)	—	—	—	(11,629,344)
Other Income (Expense) Net	(958,447)	(330,628)	(946,938)	5,920,698	(5,145,600)	—	—	(287)	(13,496)	—	—	—	—	(2,773,238)
Equity in Earnings of Subs	—	—	—	31,539	—	—	—	—	—	—	—	—	—	(142,861)
Income Before Taxes	(4,933,625)	(929,633)	(946,969)	(6,098,992)	(5,167,967)	(462)	(5)	(357)	(68,361)	(31)	—	—	—	(25,454,858)

Income Tax Expense	(3,628,068)	—	(1,727,740)	—	—	—	—	—	—	—	—	—	—	(5,324,141)

Net Income before Discontinued Operations	(8,561,693)	(929,633)	(2,674,709)	(6,098,992)	(5,167,967)	(462)	(5)	(357)	(68,361)	(31)	—	—	—	(30,778,999)
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	(8,561,693)	(929,633)	(2,674,709)	(6,098,992)	(5,167,967)	(462)	(5)	(357)	(68,361)	(31)	—	—	—	(30,778,999)

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-8

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of March 31st, 2010

Joseph B. Johnson hereby declares under penalty of perjury:

1.	I am the Senior Vice President, Finance and Chief Accounting Officer for Abitibibowater Inc, et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	I am authorized to submit this Declaration of behalf of the Debtors.

3.	To the best of my knowledge, I certify that the Debtor and all affiliated Debtors have paid all taxes from March 1st, 2010, through March 31st, 2010, the end of this reporting period.

Dated: April 30th, 2010	Respectfully submitted,

/s/ Joseph B. Johnson
	By:	Joseph B. Johnson
	Title:	Senior Vice President, Finance and Chief Accounting Officer

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-9

Combined Listing of Post-Petition Aged Accounts Payable

As of March 31st, 2010

(Dollars in Thousands)

		Number of Days Outstanding

	Notes	0-30	31-60	61-90	Over 90	Totals
Accounts Payable	(1)	$53,498	$8,372	$2,612	$2,491	$66,973

Total Post-Petition Payables		$53,498	$8,372	$2,612	$2,491	$66,973

Notes:

(1)	The post-petition accounts payable reported represents open and outstanding trade vendor invoices, based on invoice date, that have been entered into the Debtors' accounts payable system. These amounts do not include any payables based on accruals for which invoices have not been received nor services performed.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-10

Combined Listing of Aged Accounts Receivable

As of March 31st, 2010

(Dollars in Thousands)

		Number of Days Outstanding

	Notes	Current	1-30	31-60	61-90	Over 90	Totals
Accounts Receivable	(1)	$220,516	$24,808	$2,756	$2,756	$24,808	$275,645
Other Receivables	(2)	$38,728	$—	$—	$—	$14,886	$53,614

Totals	(3)	$259,243	$24,808	$2,756	$2,756	$39,694	$329,258

		78.7%	7.5%	0.8%	0.8%	12.1%	100.0%

Notes:

(1)	All amounts have been converted to U.S. Dollars.
(2)	Other receivables primarily include:

-A/R Excise/Commodity Taxes - $7.5 million

-A/R Roads/Land Refurb Credit - $15.0 million

-Other A/R miscellaneous items - $31.2 million

(3)	The accounts receivable stated above does not include any provisions for bad debt. The allowance for bad debt is approximately $9.9 million.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR - 11

Summary of Debtors Post-Petition Intercompany Receivables and Payables

(Dollars in Thousands)

		February 28, 2010			March 31, 2010			Change
		Intercompany	Intercompany		Intercompany	Intercompany		Intercompany	Intercompany
Case #	Debtor Entity	Balances	Notes	Total	Balances	Notes	Total	Balances	Notes	Total

09-11296	AbitibiBowater Incorporated	(85,137)	(347,298)	(432,434)	(94,190)	(347,298)	(441,488)	(9,054)	—	(9,054)
09-11297	AbitibiBowater US Holding LLC	—	(787,338)	(787,338)	—	(787,338)	(787,338)	—	—	—
09-11298	Donohue Corp.	(35,761)	534,124	498,362	(36,016)	535,135	499,120	(254)	1,011	757
09-11299	Abitibi Consolidated Sales Corporation	111,620	(189,729)	(78,109)	87,911	(190,741)	(102,829)	(23,709)	(1,011)	(24,721)
09-11300	Abitibi-Consolidated Alabama Corporation	12,648	(262,606)	(249,958)	12,582	(262,606)	(250,024)	(66)	—	(66)
09-11301	Alabama River Newsprint Company	—	—	—	—	—	—	—	—	—
09-11302	Abitibi-Consolidated Corporation	(285,524)	52,000	(233,524)	(304,937)	52,000	(252,937)	(19,413)	—	(19,413)
09-11303	Augusta Woodlands, LLC	4,372	40,000	44,372	4,372	40,000	44,372	—	—	—
09-11304	Tenex Data Inc.	—	—	—	—	—	—	—	—	—
09-11305	Abitibi- Consolidated Finance LP	14,168	36,309	50,477	14,271	36,313	50,584	103	4	107
09-11306	Bowater Newsprint South LLC	(23,500)	—	(23,500)	(23,500)	—	(23,500)	—	—	—
09-11307	Bowater Newsprint South Operations LLC	(22,887)	—	(22,887)	(22,084)	—	(22,084)	803	—	803
09-11308	Bowater Finance II LLC	—	—	—	—	—	—	—	—	—
09-11309	Bowater Alabama LLC	139,524	—	139,524	137,266	—	137,266	(2,258)	—	(2,258)
09-11310	Coosa Pines Golf Club LLC	258	—	258	262	—	262	5	—	5
09-11311	Bowater Incorporated	772,193	538,177	1,310,370	788,504	546,171	1,334,675	16,311	7,994	24,305
09-11312	Catawba Property Holdings LLC	—	—	—	—	—	—	—	—	—
09-11314	Bowater Finance Company Inc.	11	30,060	30,072	11	30,060	30,072	—	—	—
09-11315	Bowater South American Holdings Inc.	—	—	—	—	—	—	—	—	—
09-11316	Bowater America Inc.	(692,248)	—	(692,248)	(728,208)	—	(728,208)	(35,960)	—	(35,960)
09-11317	Lake Superior Forest Products Inc.	(77,204)	—	(77,204)	(77,061)	—	(77,061)	143	—	143
09-11319	Bowater Canada Finance Corporation	(475)	—	(475)	(492)	—	(492)	(17)	—	(17)
09-11320	Bowater Canadian Holdings Incorporated	(1,041)	(60,144)	(61,185)	(1,370)	(60,716)	(62,086)	(329)	(572)	(901)
09-11321	AbitibiBowater Canada Inc.	(5,884)	(329,335)	(335,219)	(6,090)	(329,335)	(335,425)	(206)	—	(206)
09-11322	Bowater Canadian Forest Products Inc.	144,570	118,313	262,883	168,425	115,970	284,395	23,855	(2,343)	21,512
09-11324	Bowater Maritimes Inc.	(51,320)	(150,738)	(202,058)	(50,619)	(156,581)	(207,200)	701	(5,843)	(5,142)
09-11325	Bowater LaHave Corporation	—	—	—	—	—	—	—	—	—
09-11326	Bowater Canadian Limited	(14)	—	(14)	(15)	—	(15)	(1)	—	(1)
09-11328	Bowater Nuway Inc.	2,255	482,839	485,094	2,255	482,839	485,093	(0)	—	(0)
09-11329	Bowater Nuway Mid-states Inc.	(73,491)	—	(73,491)	(73,556)	—	(73,556)	(65)	—	(65)
09-11330	Bowater Ventures Inc.	(128)	—	(128)	(128)	—	(128)	—	—	—
09-11331	AbitibiBowater US Holding 1 Corp.	—	—	—	—	—	—	—	—	—
09-14485	ABH LLC 1	—	250,919	250,919	—	250,919	250,919	—	0	0
09-14486	ABH LLC 2	—	—	—	—	—	—	—	—	—
09-14487	ABH Holding Company LLC	—	—	—	—	—	—	—	—	—

	CCAA Filing Companies	222,012	116,000	338,012	264,988	116,957	381,945	42,976	957	43,933

	Non-Filing Companies	(69,016)	(71,554)	(140,570)	(62,580)	(71,752)	(134,332)	6,436	(198)	6,238

	Total	$—	$(0)	$(0)	$(0)	$(0)	$—	$(0)	$0	$0

In re Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-12

Debtors’ Questionnaire

For the Period March 1st, 2010 to March 31st, 2010

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this period? If yes, provide an explanation below.	☐	☒

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☐	☒

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	☒	☐

4.	Are workers compensation, general liability and other necessary Insurance coverage in effect? If no, provide an explanation below.	☒	☐

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	☐	☒

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-12a

Supplement to Debtors’ Questionnaire

For Period March 1st, 2010 to March 31st, 2010

Listing of bank accounts opened during the reporting period.

Debtor	Bank Name	Date Opened
(none)